UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2008

Commission File No. 841105-D

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314
(Registrant's telephone number, including area code)

Inapplicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On August 20, 2008 Bar Harbor Bankshares (the "Company") issued a press release announcing the approval by the Company’s Board of Directors of a new stock repurchase program for the repurchase of up to 300,000 shares of the Company’s common stock, or approximately 10.2% of the outstanding shares. The stock repurchase program will become effective as of August 21, 2008 and continue for a period of twenty-four (24) consecutive months thereafter. A copy of the Company’s press release is being furnished herewith as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits No. Description

99.1  Copy of Company’s press release dated August 20, 2008 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2008

BAR HARBOR BANKSHARES

 /s/Gerald Shencavitz

Gerald Shencavitz
Executive Vice President and Chief Financial Officer